UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 29, 2012
_________________

CD INTERNATIONAL ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Florida	001-33694	13-3876100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

431 Fairway Drive, Suite 200, Deerfield Beach, Florida	33441
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (954) 363-7333 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 29, 2012, CD International Enterprises, Inc. filed a Current Report on Form 8-K related to a series of agreements we entered into with Golden Trust Magnesium Industry Co., Ltd. (“Golden Trust”), a Chinese company, and Lingshi Xinghai Magnesium Industry Co., Ltd. (“Lingshi Magnesium”), a Chinese company, and their shareholders. This Form 8-K/A is filed to provide the financial statements and other information required under Item 9.01 of Form 8-K.

Item 9.01         Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

The audited financial statements of each of Lingshi Magnesium and Golden Trust as of and for the years ended September 30, 2011 and 2010 are filed herein under Exhibit 99.2 and Exhibit 99.3, respectively and the unaudited financial statements of each of Lingshi Magnesium and Golden Trust as of and for the quarters ended December 31, 2011 and 2010 are filed herein under Exhibit 99.4 and Exhibit 99.5, respectively.

(b)           Pro-forma Financial Information.

The unaudited pro forma balance sheets as of December 31, 2011 and unaudited pro forma income statements for the year ended September 30, 2011 and for the quarter ended December 31, 2011 giving effect to the acquisitions of Lingshi Magnesium and Golden Trust are filed herein under Exhibit 99.6.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
3.6	Articles of Amendment to the Articles of Incorporation of China Direct Industries, Inc. **
10.1
Equity Transfer Contract dated August 30, 2011 among CDI China, Inc., Marvelous Honor Holding Inc., Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui, Golden Trust Magnesium Industry Co. Ltd. and Kong Tung.**

10.2	Equity Transfer Contract dated August 30, 2011 among CDI China, Inc.; Mr. Yuwei Huang, Mr. Xumin Cui; and Golden Trust Magnesium Industry Co. Ltd. **.
10.3
Equity Transfer Contract dated August 30, 2011 among Taiyuan Ruiming Yiwei Magnesium Industry Co. Ltd., Taiyuan Yiwei Magnesium Industry Co., Ltd., Lingshi Xinghai Magnesium Industry Co. Ltd., China Direct Industries, Inc., Pine Capital Enterprises, Inc. and Yuwei Huang.**

10.4	Management Agreement dated August 30, 2011 among China Direct Industries, Inc., CDI China Inc., Yuwei Huang and Kong Tung. **
10.5
Equity Transfer Contract Amendment dated January 12, 2012 among CDI China, Inc., Marvelous Honor Holding Inc., Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui, Golden Trust Magnesium Industry Co. Ltd. and Kong Tung. **

10.6	Equity Transfer Contract Amendment dated January 12, 2012 among CDI China, Inc.; Mr. Yuwei Huang, Mr. Xumin Cui; and Golden Trust Magnesium Industry Co. Ltd. **.
10.7
Equity Transfer Contract Amendment dated January 12, 2012 among Taiyuan Ruiming Yiwei Magnesium Industry Co. Ltd., Taiyuan Yiwei Magnesium Industry Co., Ltd., Lingshi Xinghai Magnesium Industry Co. Ltd., China Direct Industries, Inc., Pine Capital Enterprises, Inc. and Yuwei Huang. **.

99.1	Press release of CD International Enterprises, Inc. dated March 6, 2012. **.
99.2	Audited Financial Statements of Lingshi Magnesium as of and for the years ended September 30, 2011 and 2010. *
99.3	Audited Financial Statements of Golden Trust as of and for the years ended September 30, 2011 and 2010.*
99.4	Unaudited Financial Statements of Lingshi Magnesium as of and for the quarter ended December 31, 2011.*
99.5	Unaudited Financial Statements of Golden Trust as of and for the quarter ended December 31, 2011.*
99.6	Unaudited pro forma balance sheet as of December 31, 2011 and unaudited pro forma income statements for the year ended September 30,2011 and for the quarter ended December 31, 2011.*

*           Filed herewith.
**         Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CD INTERNATIONAL ENTERPRISES, INC.

Date: April 25, 2012	By:	/s/ Hernan Grant Welch
Hernan Grant Welch
Executive Vice President and Chief Financial Officer